POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints Frederick W. Buckman, and Richard T. O'Brien and each of them, the undersigned's true and lawful attorneys and agents, with full power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign the Form S-8 Registration Statement under The Securities Act of 1933, prepared in connection with the Restricted Stock Agreements with Frederick W. Buckman, John A. Bohling, Paul G. Lorenzini, John E. Mooney, Richard T. O'Brien, Daniel L. Spalding, Dennis P. Steinberg, and Verl R. Topham, and any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities & Exchange Commission, granting unto said attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys and agents or either of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

      Dated:  February 23, 1996


                                    By  FREDERICK W. BUCKMAN
                                        -----------------------------------
                                        Frederick W. Buckman

                             POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints Frederick W. Buckman, and Richard T. O'Brien and each of them, the undersigned's true and lawful attorneys and agents, with full power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign the Form S-8 Registration Statement under The Securities Act of 1933, prepared in connection with the Restricted Stock Agreements with Frederick W. Buckman, John A. Bohling, Paul G. Lorenzini, John E. Mooney, Richard T. O'Brien, Daniel L. Spalding, Dennis P. Steinberg, and Verl R. Topham, and any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities & Exchange Commission, granting unto said attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys and agents or either of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

      Dated:  February 23, 1996


                                    By  RICHARD T. O'BRIEN
                                        -----------------------------------
                                        Richard T. O'Brien

                             POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints Frederick W. Buckman, and Richard T. O'Brien and each of them, the undersigned's true and lawful attorneys and agents, with full power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign the Form S-8 Registration Statement under The Securities Act of 1933, prepared in connection with the Restricted Stock Agreements with Frederick W. Buckman, John A. Bohling, Paul G. Lorenzini, John E. Mooney, Richard T. O'Brien, Daniel L. Spalding, Dennis P. Steinberg, and Verl R. Topham, and any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities & Exchange Commission, granting unto said attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys and agents or either of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

      Dated:  February 23, 1996


                                    By  KATHRYN A. BRAUN
                                        -----------------------------------
                                        Kathryn A. Braun

                             POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints Frederick W. Buckman, and Richard T. O'Brien and each of them, the undersigned's true and lawful attorneys and agents, with full power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign the Form S-8 Registration Statement under The Securities Act of 1933, prepared in connection with the Restricted Stock Agreements with Frederick W. Buckman, John A. Bohling, Paul G. Lorenzini, John E. Mooney, Richard T. O'Brien, Daniel L. Spalding, Dennis P. Steinberg, and Verl R. Topham, and any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities & Exchange Commission, granting unto said attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys and agents or either of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

      Dated:  February 23, 1996


                                    By  C. TODD CONOVER
                                        -----------------------------------
                                        C. Todd Conover

                             POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints Frederick W. Buckman, and Richard T. O'Brien and each of them, the undersigned's true and lawful attorneys and agents, with full power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign the Form S-8 Registration Statement under The Securities Act of 1933, prepared in connection with the Restricted Stock Agreements with Frederick W. Buckman, John A. Bohling, Paul G. Lorenzini, John E. Mooney, Richard T. O'Brien, Daniel L. Spalding, Dennis P. Steinberg, and Verl R. Topham, and any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities & Exchange Commission, granting unto said attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys and agents or either of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

      Dated:  February 23, 1996


                                    By  RICHARD C. EDGLEY
                                        -----------------------------------
                                        Richard C. Edgley

                             POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints Frederick W. Buckman, and Richard T. O'Brien and each of them, the undersigned's true and lawful attorneys and agents, with full power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign the Form S-8 Registration Statement under The Securities Act of 1933, prepared in connection with the Restricted Stock Agreements with Frederick W. Buckman, John A. Bohling, Paul G. Lorenzini, John E. Mooney, Richard T. O'Brien, Daniel L. Spalding, Dennis P. Steinberg, and Verl R. Topham, and any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities & Exchange Commission, granting unto said attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys and agents or either of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

      Dated:  February 23, 1996


                                    By  NOLAN E. KARRAS
                                        -----------------------------------
                                        Nolan E. Karras

                             POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints Frederick W. Buckman, and Richard T. O'Brien and each of them, the undersigned's true and lawful attorneys and agents, with full power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign the Form S-8 Registration Statement under The Securities Act of 1933, prepared in connection with the Restricted Stock Agreements with Frederick W. Buckman, John A. Bohling, Paul G. Lorenzini, John E. Mooney, Richard T. O'Brien, Daniel L. Spalding, Dennis P. Steinberg, and Verl R. Topham, and any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities & Exchange Commission, granting unto said attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys and agents or either of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

      Dated:  February 23, 1996


                                    By  KEITH R. McKENNON
                                        -----------------------------------
                                        Keith R. McKennon

                             POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints Frederick W. Buckman, and Richard T. O'Brien and each of them, the undersigned's true and lawful attorneys and agents, with full power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign the Form S-8 Registration Statement under The Securities Act of 1933, prepared in connection with the Restricted Stock Agreements with Frederick W. Buckman, John A. Bohling, Paul G. Lorenzini, John E. Mooney, Richard T. O'Brien, Daniel L. Spalding, Dennis P. Steinberg, and Verl R. Topham, and any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities & Exchange Commission, granting unto said attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys and agents or either of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

      Dated:  February 23, 1996


                                    By  ROBERT G. MILLER
                                        -----------------------------------
                                        Robert G. Miller

                             POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints Frederick W. Buckman, and Richard T. O'Brien and each of them, the undersigned's true and lawful attorneys and agents, with full power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign the Form S-8 Registration Statement under The Securities Act of 1933, prepared in connection with the Restricted Stock Agreements with Frederick W. Buckman, John A. Bohling, Paul G. Lorenzini, John E. Mooney, Richard T. O'Brien, Daniel L. Spalding, Dennis P. Steinberg, and Verl R. Topham, and any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities & Exchange Commission, granting unto said attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys and agents or either of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

      Dated:  February 23, 1996


                                    By  VERL R. TOPHAM
                                        -----------------------------------
                                        Verl R. Topham

                             POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints Frederick W. Buckman, and Richard T. O'Brien and each of them, the undersigned's true and lawful attorneys and agents, with full power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign the Form S-8 Registration Statement under The Securities Act of 1933, prepared in connection with the Restricted Stock Agreements with Frederick W. Buckman, John A. Bohling, Paul G. Lorenzini, John E. Mooney, Richard T. O'Brien, Daniel L. Spalding, Dennis P. Steinberg, and Verl R. Topham, and any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities & Exchange Commission, granting unto said attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys and agents or either of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

      Dated:  February 23, 1996


                                    By  DON M. WHEELER
                                        -----------------------------------
                                        Don M. Wheeler

                             POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints Frederick W. Buckman, and Richard T. O'Brien and each of them, the undersigned's true and lawful attorneys and agents, with full power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign the Form S-8 Registration Statement under The Securities Act of 1933, prepared in connection with the Restricted Stock Agreements with Frederick W. Buckman, John A. Bohling, Paul G. Lorenzini, John E. Mooney, Richard T. O'Brien, Daniel L. Spalding, Dennis P. Steinberg, and Verl R. Topham, and any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities & Exchange Commission, granting unto said attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys and agents or either of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

      Dated:  February 23, 1996


                                    By  NANCY WILGENBUSCH
                                        -----------------------------------
                                        Nancy Wilgenbusch

                             POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints Frederick W. Buckman, and Richard T. O'Brien and each of them, the undersigned's true and lawful attorneys and agents, with full power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign the Form S-8 Registration Statement under The Securities Act of 1933, prepared in connection with the Restricted Stock Agreements with Frederick W. Buckman, John A. Bohling, Paul G. Lorenzini, John E. Mooney, Richard T. O'Brien, Daniel L. Spalding, Dennis P. Steinberg, and Verl R. Topham, and any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities & Exchange Commission, granting unto said attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys and agents or either of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

      Dated:  February 23, 1996


                                    By  PETER I. WOLD
                                        -----------------------------------
                                        Peter I. Wold